Exhibit 10.22

LOCKUP AGREEMENT

This AGREEMENT (the "Agreement") is made as of the 23rd day of December, 2009, by the undersigned (the "Holder"), in connection with ownership of shares of Purden Lake Resource Corporation, a Delaware corporation (the "Company").

WHEREAS, that on even date herewith, the Corporation entered into a Share Exchange Agreement with Ingenious Paragon Global Limited, a British Virgin Islands company ("Ingenious"), and the shareholders of Ingenious, whereby Ingenious became a wholly-owned subsidiary of the Company; and

WHEREAS, the Company deems it in its best interest to enter into a financing arrangement for the sale of approximately 633 units (the "Units") at a price of $10,000 per Unit whereby each Unit consists of: (i) 3,937 shares of common stock of the Corporation (the "Common Stock") and (ii) a five-year warrant to purchase 1,968 shares of the Common Stock at an exercise price of $3.81 per share (the "Warrants") in connection with a private placement (the "Offering") undertaken by the Corporation; and

WHEREAS, as an inducement to enter into the Offering, the shareholders of Ingenious who received shares an aggregate of 32,000,000 shares in the Company have agreed to lock-up their shares pursuant to this Lock-Up Agreement; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Subscription Agreement dated of even date herewith.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration arc hereby acknowledged, Holder agrees as follows:

1.                Background.

a.            Holder is the beneficial owner of the amount of shares of the Common Stock, $0,001 par value, of the Company (the "Common Stock") designated on the signature page hereto.

b.            Holder acknowledges that the Company has entered into or will enter into at or about the date hereof agreements with subscribers (the "Subscribers") for the issuance of a common stock and warrants (the "Offering"). Holder understands that, as a condition to proceeding with the Offering, the Subscriber has required, and the Company has agreed to obtain on behalf of the Subscriber an agreement from the Holder to refrain from selling any securities of the Company from the date of the Subscription Agreement for twelve (12) months after the earlier of: (i) the effective date of the Registration Statement; or (ii) the date that the shares of common stock may be sold under Rule 144, without limitation (the "Restriction Period").

2.                Sale Restriction.

a.            Holder hereby agrees that during the Restriction Period, he shall be prevented from selling any shares. The Holder will not sell, transfer or otherwise dispose of any shares of Common Stock or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof, without the prior written consent of the Subscribers. Holder further agrees thai the Company is authorized to and the Company agrees to place "stop orders" on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement. The Company agrees not to allow to occur any transaction inconsistent with this Agreement.

b.            Any subsequent issuance to and/or acquisition by Holder of Common Stock or options or instruments convertible into Common Stock will be subject to the provisions of this Agreement.

c.            Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Holder is a general partner. provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii) each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, "immediate family" means any relationship by blood, marriage or adoption, not more remote than first cousin.

3.                 Miscellaneous.

a.            At any time, and from time to time, after the signing of this Agreement, the Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscribers to cany out the intent and purposes of this Agreement.

b.            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Delaware or in the federal courts located in the state of Delaware. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non convenience. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Notices hereunder shall be given in the same manner as set forth in the Subscription Agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

c.            The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.            This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.            This Agreement may be signed in counterparts and delivered by facsimile signature and delivered electronically.

f.            The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

g.            The Holder acknowledges that this Lockup Agreement is being entered into for the benefit of the Subscriber identified in the Subscription Agreement among the Company and the Subscribers, may be enforced by the Subscribers and may not be amended without the consent of a majority of the Subscribers, which may be withheld for any reason.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

Name

Total number of shares beneficially owned

Street Address

City, State and Zip

Daytime Telephone No.

Email address

cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.           This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.           This Agreement may be signed in counterparts and delivered by facsimile signature and delivered electronically.

f.           The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

g.           The Holder acknowledges that this Lockup Agreement is being entered into for the benefit of the Subscriber identified in the Subscription Agreement dated October 23, 2009 among the Company and the Subscribers, may be enforced by the Subscribers and may not be amended without the consent of a majority of the Subscribers, which may be withheld for any reason.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Yik Li Yee

Name	Yik Li Yee

Total number of shares beneficially owned	1,800,000

Street Address	Flat 912, Wxi Tung House, Tung Tau Estate

City, State and Zip	Wong Ta: Sin. Kowloon, HK

Daytime Telephone No.

Email address

cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.          This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.          This Agreement may be signed in counterparts and delivered by facsimile signature and delivered electronically.

f.          The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

g.          The Holder acknowledges that this Lockup Agreement is being entered into for the benefit of the Subscriber identified in the Subscription Agreement dated October 23, 2009 among the Company and the Subscribers, may be enforced by the Subscribers and may not be amended without the consent of a majority of the Subscribers, which may be withheld for any reason.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Yik Kwok Wah

Name	Yik Kwok Wah

Total number of shares beneficially owned	1,800,000

Street Address	Flat 912, Wxi Tung House, Tung Tau Estate

City, State and Zip	Wong Ta: Sin. Kowloon, HK

Daytime Telephone No.

Email address

cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.          Tiiis Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.          This Agreement may be signed in counterparts and delivered by facsimile signature and delivered electronically.

f.          The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

g.          The Holder acknowledges that this Lockup Agreement is being entered into for the benefit of the Subscriber identified in the Subscription Agreement dated October 23, 2009 among the Company and the Subscriber, may be enforced by the Subscribers and may not be amended without the consent of a majority of the Subscribers, which may be withheld for any reason.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Zhang Xiao Yan

Name	Zhang Xiao Yan

Total number of shares beneficially owned •*	22,480,000

Street Address	Flat E, II/F, BlocI, Venice Gardden No. 1

City, State and Zip	Po Wing Road, Sheungshui, N. T. HK

Daytime Telephone No.

Email address	z-shelly@hotmail.com

cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.          This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.          This Agreement may be signed in counterparts and delivered by facsimile signature and delivered electronically.

f.          The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

g.          The Holder acknowledges that this Lockup Agreement is being entered into for the benefit of the Subscriber identified in the Subscription Agreement dated October 23, 2009 among the Company and the Subscribers, may be enforced by the Subscribers and may not be amended without the consent of a majority of the Subscribers, which may be withheld for any reason.

IN WITNESS WHEREOF, and intending to be legally bound hereby. Holder has executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Tang Hui Fan

Name	Tang Hui Fan

Total number of shares beneficially owned	1,960,000

Street Address	No. 102, Cheng zhan Rd.

City, State and Zip	Liuzhoucity, Guagx, China

Daytime Telephone No.

Email address

cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.          This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.          This Agreement may be signed in counterparts and delivered by facsimile signature and delivered electronically.

f.          The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

g.          The Holder acknowledges that this Lockup Agreement is being entered into for the benefit of the Subscriber identified in the Subscription Agreement dated October 23, 2009 among the Company and the Subscribers, may be enforced by the Subscribers and may not be amended without the consent of a majority of the Subscribers, which may be withheld for any reason

IN WITNESS WHEREOF, and intending to be legally bound hereby. Holder has executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Su Bi Xum

Name	Su Bi Xum

Total number of shares beneficially owned •*	1,960,000

Street Address	No. 102, Cheng zhan Rd.

City, State and Zip	Liuzhoucity, Guagx, China

Daytime Telephone No.

Email address

cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.          This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.          This Agreement may be signed in counterparts and delivered by facsimile signature and delivered electronically.

f.          The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

g.          The Holder acknowledges that this Lockup Agreement is being entered into for the benefit of the Subscriber identified in the Subscription Agreement dated October 23, 2009 among the Company and the Subscribers, may be enforced by the Subscribers and may not be amended without the consent of a majority of the Subscribers, which may be withheld for any reason

IN WITNESS WHEREOF, and intending to be legally bound hereby. Holder has executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Cao Chun Qi

Name	Cao Chun Qi

Total number of shares beneficially owned •*	1,010,000

Street Address	Room 802, Unit 1, No. 18 Blvg

City, State and Zip	No 2 Beixiaojre Chaoyang Men, Dongehen District Beijing, PRC

Daytime Telephone No.

Email address

cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.          This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.          This Agreement may be signed in counterparts and delivered by facsimile signature and delivered electronically.

f.          The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

g.          The Holder acknowledges that this Lockup Agreement is being entered into for the benefit of the Subscriber identified in the Subscription Agreement dated October 23, 2009 among the Company and the Subscribers, may be enforced by the Subscribers and may not be amended without the consent of a majority of the Subscribers, which may be withheld for any reason

IN WITNESS WHEREOF, and intending to be legally bound hereby. Holder has executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Lei Ying

Name	Lei Ying

Total number of shares beneficially owned •*	960,000

Street Address	Room 802, Un it 1, No. 18 Building.

City, State and Zip	No 2 Beixiajre Chaoyang Men, Dongehen Distrd Beijing, China

Daytime Telephone No.

Email address